EXHIBIT 16

Below is the schedule of computation for each performance quotation. The formula is as follows:

     P(1 = T)n = ERV

Where:
P = a hypothetical initial payment of $1,000
T = average annual total return
N = number of years
ERV = ending redeemable value of a hypothetical $1, 000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods

SMALL CAP SERIES
For the year ended December 31, 1994:

T = (1,080.06 / 1,000.00) 1/1 - 1
T = 8.01%
Therefore     .
1,000.00(1 + 14.64%) 1  = 1,146.36

For the year ended December 31, 1993

T = (1,146.36 / 1,000.00) 1/1 - 1
T = 14.64%
Therefore
1,000.00(1 + 8.01%) 1  = 1,080.06

For the period April 30, 1992 -  December 31, 1992:

T = (1,161.99 / 1,000.00) 1/.67397 - 1
T = 25.0%
Therefore
1,000.00(1 + 25.0%) .67397  = 1,161.99
For the year ended December 31, 1988:

T = (1,003.36 / 1,000.00) 1/1 - 1
T = 0.33%
Therefore
1,000.00 (1 + 0.33%) 1  = 1,003.36

For the year ended December 31, 1997:
T = (1,108.91 / 1,000.00) 1/1 - 1
T = 10.89%
Therefore
1,000.00(1 + 10.89%) 1  = 1,108.91

For the period January 6, 1986 -  December 31, 1986:
T = (808.00 / 1,000.00) 1/.98630 - 1
T = (19.44)%
Therefore
1,000.00 (1 -  19.44%) .98630  = 808.00

TECHNOLOGY SERIES
For the period August 29, 1994 -  December 31, 1994:

T = (1,135.00 / 1,000.00) 1/.34247 - 1
T = 44.7%
Therefore
1,000.00(1 + 44.7%) .34247  = 1,135.00

For the year ended December 31, 1991:

T = (1,361.00 / 1,000.00) 1/1 - 1
T = 36.1%
Therefore
1,000.00(1 + 36.1%) 1  = 1,361.00

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For the year ended December 31, 1990:
T = (911.32 / 1,000.00) 1/1 - 1
T = (8.9)%
Therefore
1,000.00 (1 -  8.9%) 1  = 911.32

For the year ended December 31, 1989:

T = (991.00 / 1,000.00) 1/1 - 1
T = (.9)%
Therefore
1,000.00(1 - .9%) 1  =991.00

For the period November 4, 1998 -  December 31, 1988:

T = (1,028.51 / 1,000.00) 1/158904  - 1
T = 19.04%
Therefore
1,000.00 (1 + 19.04%) .158904  = 1,028.51

INTERNATIONAL SERIES
For the year ended December 31, 1994:

T = (855.23 / 1,000.00) 1/1 - 1
T = (14.48)%
Therefore
1,000.00(1 -  14.48%) 1  = 855.23

For the year ended December 31, 1993:

T = (1,260.19 / 1,000.00) 1/1 - 1
T = 26.0%
Therefore
1,000.00 (1 + 26.0%) 1  = 1,260.19

International Series cont.

For the period August 27, 1992 -  December 31, 1992:

T = (1,060.12 / 1,000.00) 1/.345205 - 1
T = 18.4%
Therefore
1,000.00(1 + 18.4%) .345205  = 1,060.12

LIFE SCIENCES SERIES
For the year ended December 31, 1994:

T = (1,102.97 / 1,000.00) 1/1 - 1
T = 10.30%
Therefore
1,000.00(1 + 10.30%) 1  = 1,120.97

For the year ended December 31, 1993:

T = (1,031.56 / 1,000.00) 1/1 - 1
T = 3.16%
Therefore
1,000.00 (1 + 3.16%) 1  = 1,031.56

For the period October 7, 1992 -  December 31, 1992:

T = (1,019.47 / 1,000.00) 1/.2328767 - 1
T = 8.6%
Therefore
1,000.00(1 + 8.6%) .2328767  = 1,019.47

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Performance  for  the  Economic  Sector  Series,  Commodity  Series, Financial
Services Series, Contrarian Series and the global Fixed Income Series is not included since the series have not commenced investment activities.

BLENDED ASSET SERIES I
For the year ended December 31, 1994:

T = (992.04 / 1,000.00) 1/1 - 1
T = (0.80)%
Therefore
1,000.00(1 -  0.80%) 1  = 992.04

For the period September 15, 1993 - December 31, 1993

T = (1,009.30 / 1,000.00) 1/.29589 - 1
T = 3.18%
Therefore
1,000.00 (1 + 3.18%) .29589  = 1,009.30

BLENDED ASSET SERIES II
For the year ended December 31, 1994:

T = (1,035.22 / 1,000.00) 1/1 - 1
T = 3.52%
Therefore
1,000.00(1 + 3.52%) 1  = 1,035.22

For the period October 12, 1993 - December 31, 1993:

T = (998.17 / 1,000.00) 1/.221917 - 1
T = (.82)%
Therefore
1,000.00 (1 - .82%) .221917  = 998.17

FLEXIBLE YIELD SERIES I
For the period February 15, 1994 -  December 31, 1994:

T = (994.42 / 1,000.00) 1/.87671 - 1
T = (0.86)%
Therefore
1,000.00(1 -  0.86%) .87671  = 994.42

FLEXIBLE YIELD SERIES II
For the period February 15, 1994 -  December 31, 1994:

T = (953.10 / 1,000.00) 1/.87671 - 1
T = (5.33)%
Therefore
1,000.00(1 -  5.33%) .87671  = 953.10

FLEXIBLE YIELD SERIES III
For the year ended December 31, 1994:

T = (941.72 / 1,000.00) 1/1 - 1
T = (5.83)%
Therefore
1,000.00(1 -  5.83%) 1  = 941.72

For the period December 2, 1993 -  December 31, 1993:

T = (996.01 / 1,000.00) 1/.030137 - 1
T = (12.41)%
Therefore
1,000.00 (1 -  12.41%) .030137  = 996.01

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NEW YORK TAX EXEMPT SERIES
For the period January 17, 1994 -  December 31, 1994:

T = (931.84 / 1,000.00) 1/.95616 - 1
T = (7.12)%
Therefore
1,000.00(1 -  7.12%) .95616  = 931.84

Ohio Tax Exempt Series
For the period February 14, 1994 -  December 31, 1994:

T = (937.72 / 1,000.00) 1/.87945 - 1
T = (7.05)%
Therefore
1,000.00(1 -  7.05%) .87945  = 937.72

DIVERSIFIED TAX EXEMPT SERIES
For the period February 14, 1994 -  December 31, 1994:

T = (946.14 / 1,000.00) 1/.87945 - 1
T = (6.10)%
Therefore
1,000.00(1 -  6.10%) .87945  = 946.14

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